     As filed with the Securities and Exchange Commission on April 9, 2001
                                                Registration No. 333- __________
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ________________________

                              RF MONOLITHICS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                                       76-1638027
(State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)

                      4347 Sigma Road, Dallas, Texas 75244
              (Address of Principal Executive Offices) (Zip Code)

                           1997 EQUITY INCENTIVE PLAN
                           1999 EQUITY INCENTIVE PLAN
                           (Full title of the plans)

              David M. Kirk, President and Chief Executive Officer
                              RF Monolithics, Inc.
                                4347 Sigma Road
                              Dallas, Texas 75244
                                 (972) 233-2903
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                        Worsham Forsythe Wooldridge LLP
                         Attn: Stephen C. Morton, Esq.
                         1601 Bryan Street, 30th Floor
                              Dallas, Texas 75201

                        CALCULATION OF REGISTRATION FEE

============================================================================================================================
                                                                      Proposed              Proposed
    Title of Securities to Be Registered        Amount to Be      Maximum Offering     Maximum Aggregate       Amount of
                                                Registered(1)    Price Per Share (2)   Offering Price(3)    Registration Fee
----------------------------------------------------------------------------------------------------------------------------
Common Stock and Stock Options,               500,000 shares           $3.125             $1,562,500              $391.00
par value $ .001 per share.
============================================================================================================================

     (1) The aggregate number of shares to be issued pursuant to both of the plans pursuant to this registration statement.

     (2) Estimated, pursuant to Rule 457(c) and (h) of the 1933 Act, solely for the purpose of determining the registration fee (based on the average of the high and low price per share of Common Stock of RF Monolithics, Inc. reported on the NASDAQ national market on April 3, 2001).

                   INCORPORATION BY REFERENCE OF CONTENTS OF
                    REGISTRATION STATEMENT ON FORM S-8 NOS.
 33-83492; 333-1420; 333-23669; 333-59643, 333-83667; 333-83689; AND 333-34912

     The contents of Registration Statement on Form S-8 Nos. 33-83492; 333-1420; 333-23669; 333-59643, 333-83667, 333-83689, and 333-34912 filed with the
Securities and Exchange Commission on August 30, 1994; February 14, 1996; March 20, 1997; July 23, 1998; July 23, 1999; July 23, 1999; and April 17, 2000,
respectively, are incorporated by reference herein.

                                    EXHIBITS


     Exhibit No.                        Description
     -----------                        -----------
        5.1             Opinion of Worsham Forsythe Wooldridge LLP
       23.1             Consent of Worsham Forsythe Wooldridge LLP (contained in
                        Exhibit 5.1).
       23.2             Consent of Deloitte & Touche LLP
       24.1             Power of Attorney (see signature page).

                               POWER OF ATTORNEY

     Each director and/or officer of the registrant whose signature appears below hereby appoints the Agent for Service named in this registration statement as his or her attorney in fact to sign in his or her name and behalf, in any and all capacities stated below, and to file with the Securities and Exchange Commission, any and all amendments, including post-effective amendments, to this registration statement, and the registrant hereof also appoints such Agent for Service as its attorney-in-fact with like authority to sign and file any such amendments in its name and behalf.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on April 9, 2001.

                         RF MONOLITHICS, INC.


                         By:  /s/ David M. Kirk
                            ----------------------------------------------------
                            David M. Kirk, President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and with date indicated.


                 Signature                                  Title                                    Date
                 ---------                                  -----                                    ----

 /s/ David M. Kirk
-------------------------------------------    Principal Executive Officer and Director         April 9, 2001
      (David M. Kirk, President and
         Chief Executive Officer)


 /s/ James P. Farley                            Principal Financial Officer
-------------------------------------------     and Principal Accounting Officer                April 9, 2001
(James P. Farley, Vice President,
 Controller and Secretary)


 /s/ Michael R. Bernique
-------------------------------------------     Director                                        April 9, 2001
(Michael R. Bernique, Chairman of the Board)


 /s/ Cornelius C. Bond, Jr.
-------------------------------------------     Director                                        April 9, 2001
         (Cornelius C. Bond, Jr.)


 /s/ Dean C. Campbell
-------------------------------------------     Director                                        April 9, 2001
           (Dean C. Campbell)


 /s/ Francis J. Hughes, Jr.
-------------------------------------------     Director                                        April 9, 2001
          (Francis J. Hughes, Jr.)

                               INDEX TO EXHIBITS


Exhibit No.                     Description
-----------                     -----------
   5.1          Opinion of Worsham Forsythe Wooldridge LLP
  23.1          Consent of Worsham Forsythe Wooldridge LLP (included in Exhibit
                5.1).
  23.2          Consent of Deloitte & Touche LLP
  24.1          Power of Attorney (included on signature page).